1105 P1 04/20

SUPPLEMENT DATED April 1, 2020

TO THE PROSPECTUS

DATED OCTOBER 1, 2019

OF

FRANKLIN HIGH INCOME FUND

(a series of Franklin High Income Trust)

The prospectus is amended as follows:

I.       The “Fund Summary – Performance” section in the prospectus is replaced with the following:

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives as the Fund.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q1'19	7.94%
Worst Quarter:	Q3'15	-8.82%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Franklin High Income Fund - Class A
Return Before Taxes	9.98%	3.77%	5.84%
Return After Taxes on Distributions	7.56%	1.24%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	1.68%	3.33%
Franklin High Income Fund - Class A1	9.81%	3.86%	5.94%
Franklin High Income Fund - Class C	13.12%	4.21%	5.77%
Franklin High Income Fund - Class R	14.21%	4.34%	5.96%
Franklin High Income Fund - Class R6	15.26%	4.99%	4.08%[1]
Franklin High Income Fund - Advisor Class	14.45%	4.84%	6.46%
ICE BofAML US High Yield Constrained Index (index reflects no deduction for fees, expenses or taxes)[2]	14.41%	6.14%	7.48%
Lipper High Yield Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	13.63%	5.09%	6.49%
Credit Suisse High Yield Index (index reflects no deduction for fees, expenses or taxes)	14.00%	6.05%	7.36%

1. Since inception May 1, 2013.
2. The ICE BofAML US High Yield Constrained Index is replacing the Credit Suisse High Yield Index as the Fund’s primary benchmark. The investment manager believes the composition of the ICE BofAML US High Yield Constrained Index more accurately reflects the Fund’s portfolio composition.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A & Class A1 maximum front-end sales charge of 3.75%. Prior to March 1, 2019. Class A & Class A1 shares were subject to a maximum front-end sales charge of 4.25%. If the prior maximum front-end sales charge of 4.25% was reflected, performance for Class A & Class A1 in the average annual total returns table would be lower.

Historical performance for Class A shares in the bar chart and table above prior to their inception is based on the performance of Class A1 shares and has been adjusted to reflect differences in Rule 12b-1 fees between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Please keep this supplement with your prospectus for future reference.